Property and Equipment - Schedule of Property and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Total cost	$ 10,696	$ 9,683
Accumulated depreciation	5,614	4,087
Property, plant and equipment, net	5,082	5,596
Property and Machinery [Member]
Total cost	8,728	7,852
Fixtures, Fittings and Office Equipment [Member]
Total cost	294	282
Land and Buildings [Member]
Total cost	$ 1,674	$ 1,549